UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022

EARGO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39616	27-3879804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2665 North First Street, Suite 300
San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 351-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.0001 par value per share	EAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on November 15, 2022, Eargo, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, since the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022 reported stockholders’ equity of ($36,324,000), the Company no longer complied with Nasdaq Listing Rule 5450(b)(1)(A), which provides that companies listed on the Nasdaq Global Market are required to maintain a minimum of $10,000,000 in stockholders’ equity for continued listing. On December 12, 2022, the Company received a letter from Nasdaq informing the Company that it had regained compliance with the relevant Nasdaq Listing Rule because the market value of the Company’s listed securities had been $50,000,000 or greater for more than 10 consecutive business days and, as such, the Company had satisfied the alternative listing standard set forth under Listing Rule 5450(b)(2)(A).

The Company currently expects that, taking into account the net proceeds from the Company’s recently completed rights offering and note financing transaction with Patient Square Capital, as well as the related conversion of the Patient Square Capital convertible notes into common stock, that was previously disclosed in a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 29, 2022, the Company’s financial statements for the fiscal year ending December 31, 2022 will report stockholders’ equity in excess of $10,000,000.

Separately and as previously disclosed, on November 17, 2022, the Company received a letter from Nasdaq indicating that, since the Company’s common stock (the “Common Stock”) had closed below Nasdaq’s $1.00 per share minimum bid price requirement for 30 consecutive business days, the Company no longer complied with Nasdaq Listing Rule 5450(a)(1) for continued listing. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days, or until May 16, 2023 (the “Compliance Date”), to regain compliance. If at any time before the Compliance Date the bid price for the Common Stock closes at or above $1.00 for a minimum of 10 consecutive business days (Nasdaq may exercise its discretion to extend this 10-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H)), Nasdaq will provide written notification to the Company that it has regained compliance with Nasdaq Listing Rule 5450(a)(1).

As previously disclosed, the Company’s stockholders approved a proposal at the Company’s 2022 annual meeting of stockholders providing the Company’s board of directors with the discretion to effect a reverse stock split in a ratio from 1-for-5 to 1-for-50 (the “Reverse Stock Split”). The Company plans to effect the Reverse Stock Split prior to the Compliance Date, which is intended to cure the bid price deficiency. However, the Reverse Stock Split may not have the effect of increasing the closing bid price of the Common Stock above the minimum bid price requirement, if at all, and even if the Reverse Stock Split does result in an increase in the closing bid price of the Common Stock, the increase may not be long‑term or permanent.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this report are forward-looking statements, including statements regarding the Company’s intention to effect a Reverse Stock Split and the Company’s expectations regarding its ability to regain compliance with Nasdaq listing requirements as well as its expectations regarding its financial results for the fiscal year ending December 31, 2022. Forward‑looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks, uncertainties and assumptions related to: the extent to which we may be able to validate and establish additional processes to support the submission of claims for reimbursement to health plans under the FEHB program, and our ability to maintain or increase insurance coverage of our hearing aids in the future; the timing or results of ongoing claims audits and medical records reviews by third-party payors; the extent of losses from hearing aids delivered to customers from September 21, 2021 until December 8, 2021; the impact of third-party payor audits and the regulatory landscape for hearing aid devices on our business and results of operations; our expectations concerning additional orders by existing customers; our expectations regarding the potential market size and size of the potential consumer populations for our products and any future products, including insurance coverage of our hearing aids; our ability to release new hearing aids and the anticipated features of any such hearing aids; developments and projections relating to our competitors and our industry, including competing products; our ability to maintain our competitive technological advantages against new entrants in our industry; the pricing of our hearing aids; our expectations regarding the ability to make certain claims related to the performance of our hearing aids relative to competitive products; our expectations with regard to changes in the regulatory landscape for hearing aid devices, including the implementation of the new over-the-counter hearing aid regulatory framework; and our estimates regarding the COVID-19 pandemic, including but not limited to, its duration and its impact on our business and results of operations. These and other risks are described in greater detail under the section titled “Risk Factors” contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and our other filings with the SEC. Any forward-looking statements in this Current Report are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, are based on current expectations, forecasts and assumptions, and speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2022	EARGO, INC.

	By:	/s/ Adam Laponis
Adam Laponis
Chief Financial Officer